SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _________________

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 10, 2003


                                VCA ANTECH, INC.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                      1-10787                  95-4097995
State or Other Jurisdiction         (Commission               (IRS Employer
    of Incorporation)               File Number)            Identification No.)


                          12401 West Olympic Boulevard,
                       Los Angeles, California 90064-1022
                    (Address of Principal Executive Offices)


                                 (310) 571-6500
                         (Registrant's Telephone Number)


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ITEM 5. OTHER EVENTS

     Attached hereto as Exhibit 99.1 and incorporated by reference herein is the announcement by VCA Antech, Inc. of the filing of its registration statement for its secondary offering of 9,000,000 shares of common stock as presented in the press release of January 10, 2003.

     Attached hereto as Exhibit 99.2 and incorporated by reference herein is financial guidance for VCA Antech, Inc. for its fourth quarter ended December 31, 2002 and financial guidance for VCA Antech, Inc. relating to fiscal year 2003 as presented in the press release of January 10, 2003.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)    Exhibits

        99.1 Press Release dated January 10, 2003, announcing the filing by VCA Antech, Inc. of a registration statement for its secondary offering of 9,000,000 shares of common stock.

        99.2 Press release dated January 10, 2003, containing financial guidance for VCA Antech, Inc. for its fourth quarter ended December 31, 2002 and financial guidance for VCA Antech, Inc. relating to fiscal year 2003.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 10, 2003                            VCA Antech, Inc.


                                             /S/ TOMAS FULLER
                                            ----------------------------------
                                            By:   Tomas Fuller
                                            Its:  Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBITS

99.1 Press Release dated January 10, 2003, announcing the filing by VCA Antech, Inc. of a registration statement for its secondary offering of 9,000,000 shares of common stock.

99.2 Press release dated January 10, 2003, containing financial guidance for VCA Antech, Inc. for its fourth quarter ended December 31, 2002 and financial guidance for VCA Antech, Inc. relating to fiscal year 2003.

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